FORM 8-K/A



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT
                                 Amendment No. 1
                       To Form 8-K filed January 14, 1998



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 30, 1997
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                  Metric Partners Growth Suite Investors, L.P.
                  --------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)




      0-17660                      California                    94-3050708
      -------                      ----------                    ----------
   (Registration                 (State or Other                (IRS Employer
       File                      Jurisdiction of               Identification
      Number)                    Incorporation)                    Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                     (800) 347-6707 Wats line for all states


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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.



Exhibit a )  This Agreement  for Purchase  and Sale made  and entered into as of
             December 19, 1997 by and between Metric Partners Growth Suite Investors, L.P., a California limited partnership ("Seller"), and Innskeepers USA Limited Partnership, a Virginia limited partnership ("Buyer").

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        METRIC PARTNERS GROWTH SUITE INVESTORS, L.P a California Limited Partnership




                        By: /s/ William A. Finelli
                            ----------------------------------------------
                                                  William A. Finelli
                                                Chief Financial Officer

                        Date:  June 25, 1998
                             --------------------------------------------